Eaton Vance Income Fund of Boston

                            Supplement to Prospectus
                                      dated
                                February 1, 1999
                                   as revised
                                  July 1, 1999


The following is added to the first paragraph under "Investment Objectives, Policies and Risks" on page 4 of the prospectus:

The Fund's investment objectives and certain policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objectives to shareholders for approval.

The following replaces the seventh paragraph under "Investment Objectives, Policies and Risks" on page 4 of the prospectus:

The Fund may invest up to 25% of net assets in foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. The portfolio manager may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Fund to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Fund.

The following replaces the third paragraph under "Management and Organization" on page 5 of the prospectus:

Michael Weilheimer is the portfolio manager of the Fund (since January 1, 1996). He also manages other Eaton Vance portfolios. Prior to assuming management of the Portfolio, Mr. Weilheimer was a senior analyst in the Eaton Vance high yield bond group. He is a vice president of Eaton Vance.


July 14, 1999                                                               IBPS